VOYA VARIABLE PRODUCTS TRUST Voya SmallCap Opportunities Portfolio (the "Portfolio")
Supplement dated February 1, 2022
to the Portfolio's Adviser Class, Class I, Class R6, Class S
and Service 2 Class Prospectus, dated May 1, 2021
(the "Prospectus")
On January 27, 2022, the Board of Trustees of Voya Variable Products Trust approved changes with respect to the Portfolio's principal investment strategies and portfolio management team.
Effective February 1, 2022, the Prospectus is revised as follows:
1.The section of the Prospectus entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
For this Portfolio, the sub-adviser ("Sub-Adviser") defines smaller companies as those with market capitalizations that fall within the range of companies in the Russell 2000® Growth
Index ("Index") at the time of purchase. The Russell 2000® Growth Index is an index that measures the performance of small growth companies. The market capitalization of companies within the Russell 2000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000® Growth Index as of June 30, 2021, ranged from $176.7 million to $11.8 billion.
The Sub-Adviser uses fundamental research in an effort to identify companies with the potential for superior earnings growth and sustainable valuations. The Sub-Adviser's intensive bottom-up, fundamental research drives stock selection, which the Sub-Adviser believes is key to seeking excess returns.
Most of the Portfolio's assets will be invested in U.S. common stocks that the Sub-Adviser expects will experience long-term, above average earnings growth. The Portfolio may at times invest a significant portion of its assets (greater than 25%) in specific sectors of the economy, such as in the technology and health care sectors, respectively. The Portfolio may also invest up to 20% of its net assets in equity securities of foreign issuers, including issuers located in emerging markets that are American Depositary Receipts ("ADRs") or traded on a U.S. stock exchange, when consistent with the Portfolio's investment objective.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder ("1940 Act").
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.
2.The section of the Prospectus entitled "Principal Risks" is revised to delete the following risk: "Real Estate Companies and Real Estate Investment Trusts ("REITs")".
3.The section of the Prospectus entitled "Principal Risks" is further revised to include the following risks:
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Portfolio is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
4.The section of the Prospectus entitled "Performance Information" is revised to include the following paragraph:
The Portfolio's performance prior to February 1, 2022 reflects returns achieved pursuant to different principal investment strategies. If the Portfolio's current strategies had been in place for the prior periods, the performance information shown would have been different.
5.All references to Joseph Basset and James Hasso as portfolio managers for the Portfolio are deleted in their entirety.
6.The sub-section of the Prospectus entitled "Portfolio Management – Portfolio Managers" is deleted in its entirety and replaced with the following:

Portfolio Managers
Richard J. Johnson, CFA	Mitchell S. Brivic, CFA
Portfolio Manager (since 02/22)	Portfolio Manager (since 02/22)
Michael C. Coyne, CFA	Scott W. Haugan, CFA
Portfolio Manager (since 02/22)	Portfolio Manager (since 02/22)
7.The sub-section of the Prospectus entitled "More Information About the Portfolios – Additional Information About the Principal Risks" is revised to delete the following risk: "Foreign Investments."
8.The sub-section of the Prospectus entitled "More Information About the Portfolios – Additional Information About the Principal Risks" is revised to include the following risks:
Focused Investing: To the extent that a Portfolio invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Portfolio is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.
•Health Care Sector: Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on access to resources and on the developer's ability to receive patents from regulatory agencies. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.
•Technology Sector: Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories. Prices of technology companies' securities historically have been more volatile than those of many other securities, especially over the short term.
Foreign Investments/Developing and Emerging Markets: To the extent a Portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets generally. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In March 2017, the United Kingdom ("UK") formally notified the European Council of its intention to leave the EU and on January 31, 2020 withdrew from the EU (commonly known as "Brexit"). On December 30, 2020, the UK voted in favor of the UK-EU Trade and Cooperation Agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK's economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
9.The sub-section of the Prospectus entitled "Management of the Portfolios – The Sub-Adviser and Portfolio Managers – Voya SmallCap Opportunities Portfolio" is deleted in its entirety and replaced with the following:

Voya SmallCap Opportunities Portfolio
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.
Richard J. Johnson, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Johnson was the chief executive officer and chief investment officer of Tygh Capital Management from 2004-2022. Prior to forming Tygh Capital Management, Mr. Johnson was the CIO for Columbia Management's Portland equity team and lead portfolio manager for the small/mid cap team from 1994-2004.
Mitchell S. Brivic, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Brivic was a vice president of Tygh Capital Management and a member of its investment team since 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital Management in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities.
Michael C. Coyne, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Coyne was a vice president of Tygh Capital Management and a member of its investment team since 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital Management in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Mr. Coyne has four additional years of experience as a financial analyst with Capital Resource Partners and Bear Stearns.
Scott W. Haugan, CFA, Portfolio Manager, joined Voya IM in 2022. Previously, Mr. Haugan was a vice president of Tygh Capital Management and a member of its investment team since 2007 and a portfolio manager since 2021. Prior to joining Tygh Capital Management in 2007, he worked at Columbia Management from 2003-2005 as a research analyst and also held equity analyst/institutional sales positions at Pacific Crest Securities from 2000- 2003 and First Analysis Securities from 2005-2007.
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